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                                                                   Exhibit 10.29

                                  US HELICOPTER

TERENCE O. DENNISON:

   - EMPLOYMENT AGREEMENT - DATED AUGUST 24, 2004; EFFECTIVE SEPTEMBER 1, 2004 (START DATE).

   -     POSITION

   -     SENIOR VICE PRESIDENT and CHIEF OPERATING OFFICER

   -     RESPONSIBIITIES (Broad Overview)

   -     FLIGHT OPERATIONS

   -     MAINTENANCE

   -     OPERATIONS

   -     STATIONS

   -     SERVICES

   -     SALARY

   -     BASE SALARY $90,000 BASE PER ANNUM

   -     PRE-STARTUP WILL BE $72,000 PER ANNUM

   -     EFFECTIVE WITH STARTUP REVERT TO BASE SALARY OF $130,000

   -     CONTRACT

   -     TWO (2) YEARS

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   -     STOCK PLAN

   -     SIGN ON INCENTIVE - 500,000 SHARES

   -     STOCK OPTIONS (AT PRE-ESTABLISHED VALUATION RATE) - 211,000 SHARES

   -     PARTICIPATION IN FUTURE STOCK PLANS ( TO BE ESTABLISHED BY THE COMPANY)

   -     INCENTIVE PLAN

   -     TO BE ESTABLISHED/FINALIZED

   -     BENEFITS

   -     TO BE ESTABLISHED/FINALIZED

   -     FORMAL AGREEMENT TO BE PREPARED BY G,B&B

AGREED TO:

    /s/ Jerry Murphy                             /s/ Terence Dennison
--------------------------------             --------------------------------
Jerry Murphy                                       Terence Dennison
Chief Executive Officer
US Helicopter

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